UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 13, 2006
(Date of earliest event reported)
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-4136

Minnesota	41-0948334
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
3515 Lyman Boulevard, Chaska, Minnesota 55318
(Address of principal executive offices, including zip code)
(952) 368-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Fiscal Year 2007 Bonus Plan
Stock Ownership Guidelines

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to Lifecore Biomedical, Inc. 1996 Stock Plan
On September 13, 2006, the Board of Directors of Lifecore Biomedical, Inc. (the “Company”) amended Section 5(k) of the Lifecore Biomedical, Inc. 1996 Stock Plan (the “Stock Plan”). The purpose of the amendment was to revise the provisions of the Stock Plan to reduce the options granted to non-employee directors upon their re-election to the Board from options to purchase 10,000 shares of the Company’s common stock to options to purchase 7,500 shares of the Company’s common stock.
The Company will file the Stock Plan, as amended, as an exhibit to its Form 10-Q for the quarter ended September 30, 2006.
Adoption of the Lifecore Biomedical, Inc. Fiscal Year 2007 Bonus Plan
On September 13, 2006, the Company’s Board of Directors adopted the Lifecore Biomedical, Inc. Fiscal Year 2007 Bonus Plan, effective July 1, 2006 (the “Bonus Plan”). The Bonus Plan is a compensation plan that rewards the Company’s executive officers and certain members of management for the attainment of corporate and individual objectives. The Compensation Committee of the Board of Directors approves which individuals may participate in the Bonus Plan. The Company’s net income and net sales are used to determine annual rewards under the Bonus Plan. For each of the performance goals there is a threshold, plan and maximum performance level. Threshold is the minimum level of performance required to generate an award. Threshold is 80% of the net income goal and 90% of the net sales goal. Plan is 100% of each of the performance goals, and maximum is 115% of each of the performance goals. For all performance levels between these levels, awards will be interpolated. The Bonus Plan also permits discretionary awards based on the attainment of individual objectives. The range of bonuses participants are eligible to receive under the Bonus Plan are set forth on page 4 of the Bonus Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
On September 13, 2006, the Company’s Board of Directors adopted Stock Ownership Guidelines applicable to the Company’s directors and executive officers. A copy of the Stock Ownership Guidelines is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1	Lifecore Biomedical, Inc. Fiscal Year 2007 Bonus Plan, effective July 1, 2006.

99.1	Stock Ownership Guidelines of Lifecore Biomedical, Inc., as adopted on September 13, 2006.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.
By:	/s/ Dennis J. Allingham
Dennis J. Allingham
President and Chief Executive Officer

Date: September 19, 2006

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	Lifecore Biomedical, Inc. Fiscal Year 2007 Bonus Plan, effective July 1, 2006.

99.1	Stock Ownership Guidelines of Lifecore Biomedical, Inc., as adopted on September 13, 2006.

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